BNY Mellon Variable Investment Fund:
Government Money Market Portfolio

Summary Prospectus | May 1, 2026

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.bny.com/variable. You can also get this information at no cost by calling 1-800-373-9387 (inside the U.S. only) or by sending an e-mail request to info@bny.com. The fund's prospectus and statement of additional information, dated May 1, 2026 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. These figures also do not reflect any fees or charges imposed by participating insurance companies under their Variable Annuity contracts (VA contracts) or Variable Life Insurance policies (VLI policies), and, if such fees and/or charges were included, the fees and expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	.50
Other expenses	.05
Total annual fund operating expenses	.55
Fee waiver*	(.20)
Total annual fund operating expenses (after fee waiver)	.35

* The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed to waive receipt of a portion of its management fee in the amount of .20% of the value of the fund's average daily net assets until May 1, 2027. On or after May 1, 2027, BNY Mellon Investment Adviser, Inc. may terminate this waiver agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not reflect fees and expenses incurred under VA contracts and VLI policies; if they were reflected, the figures in the Example would be higher. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the management fee waiver agreement by BNY Mellon Investment Adviser, Inc. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$156	$287	$670
Principal Investment Strategy

The fund pursues its investment objective by investing only in government securities (i.e., securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities), including those with floating or variable rates of interest, repurchase agreements collateralized solely by government securities and/or cash, and cash. The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

0117SP0526

The fund is a "government money market fund," as that term is defined in Rule 2a-7, and as such is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government, which include U.S. Treasury securities as well as securities issued by certain agencies of the U.S. government, and those that are neither insured nor guaranteed by the U.S. government.

The fund invests in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities and seeks to enter into repurchase agreements that present minimal credit risk, based on an assessment by Dreyfus, a division of Mellon Investments Corporation, the fund's sub-adviser, of the counterparty's credit quality and capacity to meet its financial obligations, among other factors.

Principal Risks

An investment in the fund is not a bank account or a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. BNY Mellon Investment Adviser, Inc. and its affiliates are not required to reimburse the fund for losses, and you should not expect that BNY Mellon Investment Adviser, Inc. or its affiliates will provide financial support to the fund at any time, including during periods of market stress. The fund is subject to the following principal risks:

• Interest rate risk: This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the fund, depending on the interest rate environment or other circumstances.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value.

• U.S. Treasury securities risk: A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

• Government securities risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

• Repurchase agreement counterparty risk: The fund is subject to the risk that a counterparty in a repurchase agreement could fail to honor the terms of the agreement. If this occurs, the fund may suffer a loss if the proceeds from the sale of the underlying securities are less than the repurchase price.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments.  Events such as war, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's shares from year to year. The table shows the fund's average annual total returns over time. The fund's past performance is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com. For the fund's current yield, call toll-free 1-800-346-3621.

Government Money Market Portfolio Summary	2

Prior to April 29, 2016, the fund operated as a prime money market fund and invested in certain types of securities that the fund is no longer permitted to hold. Consequently, the performance information below for periods prior to April 29, 2016 may have been different if the fund's current investment limitations had been in effect during such periods.

Performance information reflects the fund's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, policyowners should consider them when evaluating and comparing the fund's performance. Policyowners should consult the prospectus for their contract or policy for more information.

Year-by-Year Total Returns as of 12/31 each year (%)

During the periods shown in the chart: Best Quarter 2024, Q3: 1.23 Worst Quarter 2022, Q1: 0.00

Average Annual Total Returns (as of 12/31/25)
1 Year	5 Years	10 Years
3.93%	2.90%	1.79%
Portfolio Management

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYIA). BNYIA has engaged its affiliate, Dreyfus, a division of Mellon Investments Corporation, to serve as the fund's sub-adviser.

Purchase and Sale of Fund Shares

Fund shares are offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies. Individuals may not purchase shares directly from, or place sell orders directly with, the fund. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, over which the fund assumes no responsibility. Policyowners should consult the prospectus of the separate account of the participating insurance company for more information about buying, selling (redeeming) or exchanging fund shares.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains. Since the fund's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to policyowners. For this information, policyowners should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as an insurance company), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Government Money Market Portfolio Summary	3

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

Government Money Market Portfolio Summary	4